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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               February 23, 1999
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                    1-2572                    73-1520922
(State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)          File Number)              Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)



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Items 1 - 4.  Not Applicable.

Item 5.       Other Events.

              ONEOK, Inc. has been advised by Southwest Gas Corporation that it has received an unsolicited offer of $32 per share of common stock from the Southern Union Company.

              On February 22, 1999, the Company issued a press release, a copy of which is attached hereto as exhibit 99.a and incorporated herein by reference.

Item 6.       Not Applicable

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

Exhibit
No.           Description

99.a          Press release issued by ONEOK, Inc. dated February 22, 1999.

Items 8-9.    Not Applicable



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 23rd of February, 1999.


                                         ONEOK, Inc.

                                   By:   Jerry D. Neal
                                         --------------------------
                                         Vice President, Chief Financial
                                         Officer, and Treasurer



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                        DESCRIPTION
-------                       -----------
99.a                          Press release issued by ONEOK, Inc. dated
                              February 22, 1999.